Exhibit 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Quarterly Report of Hibshman Optical Corp. (the "Company") on Form 10-QSB for the period ended June 30, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Pasquale Catizone, President and Chief Executive Officer, certify, pursuant to 18 U.S.C. as. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.


                                       /s/ PASQUALE CATIZONE
                                       -----------------------------------------
                                       Name:  Pasquale Catizone
                                       Title: President and Chief Executive
                                              Officer
                                       Date:  August 15, 2005

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by it and furnished to the Securities and Exchange Commission or its staff upon request.

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